                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                ----------------

                                December 17, 1998
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                           MAXCOR FINANCIAL GROUP INC.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-25056                 59-3262958
---------------------------     ------------------------    -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
of Incorporation)                                           Identification No.)

                             Two World Trade Center
                               New York, New York
                ------------------------------------------------
                    (Address of Principal Executive Offices)

                                      10048
                                   ----------
                                   (Zip Code)

                                 (212) 748-7000
                ------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                ------------------------------------------------
                   (Former Name or Former Address, if Changed
                               Since Last Report)


                         The Exhibit Index is on Page 4
                                Page 1 of 8 Pages

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Item 5.    Other Events

                  On December 17, 1998, Registrant issued a press release announcing that the Euro Brokers Securities Lending division of its Maxcor Financial Asset Management Inc. subsidiary, a federally registered investment advisor, had concluded an agreement with SunGard/DML Inc., a subsidiary of SunGard Data Systems Inc., to establish a master securities lending program using Euro Brokers securities lending services and SunGard's software products.

                  On December 21, 1998, Registrant issued a press release announcing the signing of definitive documentation by certain of its London-based Euro Brokers subsidiaries to form a joint venture with certain London and Paris-based subsidiaries of the European brokerage house, Finacor, for the purpose of combining their respective capital markets brokerage operations. The Euro Brokers group and the Finacor group will each own a 50% equity interest in the joint venture, which is to be called "Euro Brokers Finacor Limited." The joint venture is scheduled to commence trading on January 1, 1999, subject to receipt of necessary regulatory and certain other approvals.

                  Registrant's press releases announcing the foregoing matters are attached hereto respectively as Exhibit 99.1 and Exhibit 99.2, each of which is hereby incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)       Exhibits.

99.1      Press Release, dated December 17, 1998.

99.2      Press Release, dated December 21, 1998


                               Page 2 of 8 Pages
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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MAXCOR FINANCIAL GROUP INC.

                                    By:  /s/ Gilbert Scharf
                                        ----------------------------------
                                        Name:  Gilbert Scharf
                                        Title: Chairman of the Board, President
                                               and Chief Executive Officer

Date: December 22, 1998


                               Page 3 of 8 Pages
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                                  EXHIBIT INDEX

Exhibit No.                        Description                      Page No.
-----------                        -----------                      --------
99.1            Press Release, dated December 17, 1998                 5

99.2            Press Release, dated December 21, 1998                 7



                               Page 4 of 8 Pages